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
GMO                                                                                                             EXHIBIT E
                                         GULFMARK OFFSHORE, INC.
COMMON STOCK               INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE                 COMMON STOCK
PAR VALUE $0.01                                                                                 PAR VALUE $0.01

                                                                                                CUSIP  402629  10  9
                                                                                                SEE REVERSE FOR CERTAIN DEFINITIONS


THIS IS TO CERTIFY THAT





is the owner of


                 FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $0.01 EACH, OF
                                            GULFMARK OFFSHORE, INC.

(hereinafter called the "Company"), transferable on the books of the Company in person, or by duly authorized attorney, upon surrender of this certificate properly endorsed.  The Company will furnish without charge to each stockholder who so requests the designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the Company, and the qualifications, limitations or restrictions of such preferences and/or rights.  This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation of the Company and all amendments thereto and resolutions of the Board of Directors providing for the issue of shares of the Preferred Stock (copies of which are on file in the office of the Transfer
Agent) to all of which the holder of this certificate by acceptance hereof assents.  This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

            WITNESS the facsimile seal of the Company and the facsimile signatures of its authorized officers.

                                                                    GULFMARK OFFSHORE, INC.
            Dated:
                                                          By

[CORPORATE SEAL]


                                         Secretary                                                         President


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Countersigned and Registered:
AMERICAN STOCK TRANSFER & TRUST COMPANY
                    (New York, New York)         Transfer Agent
                                                 and Registrar
By


                                               Authorized Officer
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                            GULFMARK OFFSHORE, INC.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


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
TEN COM -- as tenants in common              UNIF GIFT MIN ACT -- .......... Custodian ..........
TEN ENT -- as tenants by the entireties                             (Cust)               (Minor)
JT TEN --  as joint tenants with right of                           under Uniform Gifts to Minors
           survivorship and not as tenants                          Act........................
           in common                                                          (State)
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    Additional abbreviations may also be used though not in the above list.


        For value received, ______________________ hereby sell, assign and transfer unto

  PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE
_________________________________________
|                                       |
|                                       |
_________________________________________


________________________________________________________________________________
   Please print or typewrite name and address including postal zip code of assignor

________________________________________________________________________________

________________________________________________________________________________

__________________________________ Shares of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
________________________________________________________________________________

________________________________________ Attorney to transfer the said stock on the books of the within-named Company with full power of substitution in the premises.


Dated:_____________________________


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                                       NOTICE:
                                 THE SIGNATURE(S)
                                 TO THIS ASSIGNMENT           X
                                 MUST CORRESPOND               ----------------------------------------------------
                                 WITH THE NAME(S)                                (SIGNATURE)
                                 AS WRITTEN UPON
                                 THE FACE OF THE
                                 CERTIFICATE IN
                                 EVERY PARTICULAR
                                 WITH-OUT ALTERATION          X
                                 ON ENLARGEMENT OR             ----------------------------------------------------
                                 ANY CHANGE WHATEVER.                            (SIGNATURE)

                                                              _____________________________________________________

                                                              THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
                                                              GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
                                                              AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
                                                              MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTED
                                                              MEDALLION PROGRAM) PURSUANT TO S.E.C. RULE 17Ad-15
                                                              SIGNATURE(S) GUARANTEED BY:
                                                              _____________________________________________________

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